Exhibit 10.2

WARRANT AGREEMENT

 dated as of

June 13, 2006

between

THE INTERPUBLIC GROUP OF COMPANIES, INC.

and

LASALLE BANK NATIONAL ASSOCIATION

as Warrant Agent

TABLE OF CONTENTS
		PAGE

ARTICLE 1
DEFINITIONS

Section 1.01.	Certain Definitions	1

ARTICLE 2
ISSUANCE, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES

Section 2.01.	Issuance of Warrants	7
Section 2.02.	Form of Warrant Certificates	10
Section 2.03.	Legends; Transfer Restrictions	10
Section 2.04.	Transfer, Exchange and Substitution	15
Section 2.05.	Taxes Imposed Upon Receipt of Warrants	16
Section 2.06.	The Global Warrant	16
Section 2.07.	Surrender of Warrant Certificates	18

ARTICLE 3
EXERCISE AND SETTLEMENT OF WARRANTS

Section 3.01.	Exercise on the Expiration Date	18
Section 3.02.	Settlement in Cash	19
Section 3.03.	Settlement in Shares	20
Section 3.04.	Settlement in Cash and Shares	20
Section 3.05.	Early Settlement Upon a Fundamental Change	20
Section 3.06.	Delivery of Common Stock	24
Section 3.07.	No Fractional Shares to Be Issued	25
Section 3.08.	Acquisition of Warrants by the Company; Cancellation of Warrants	25
Section 3.09.	Direction of Warrant Agent	26

ARTICLE 4
ADJUSTMENTS

Section 4.01.	Adjustment of Exercise Price	26
Section 4.02.	Adjustment of Warrant Multiplier	32
Section 4.03.	Recapitalizations, Reclassifications and Changes of Common Stock	32
Section 4.04.	Consolidation, Merger and Sale of Assets	33
Section 4.05.	Covenant to Reserve Shares for Issuance on Exercise	34
Section 4.06.	Payment of Taxes on Stock Certificates Issued upon Exercise	35

i

Section 4.07	Warrant Agent Not Responsible for Adjustments or Validity of Stock	35
Section 4.08.	Statements on Warrants	36

ARTICLE 5

OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDERS

Section 5.01.	No Rights as Stockholders	36
Section 5.02.	Mutilated or Missing Warrant Certificates	36
Section 5.03.	Modification, Waiver and Meetings	37
Section 5.04.	Reports	39

ARTICLE 6

CONCERNING THE WARRANT AGENT AND OTHER MATTERS

ii

EXHIBIT A	FORM OF [GLOBAL/CERTIFICATED]
	[CAPPED/UNCAPPED] WARRANT	A-1

EXHIBIT B	FORM OF CERTIFICATE OF COMPLIANCE WITH
	TRANSFER RESTRICTIONS	B-1

EXHIBIT C	FORM OF COMMON STOCK REQUISITION ORDER	C-1

iii

WARRANT AGREEMENT

This Warrant Agreement dated as of June 13, 2006, between The Interpublic Group of Companies, Inc., a corporation organized under the laws of Delaware (the “Company”), and LaSalle Bank National Association (the “Warrant Agent”).

WITNESSETH THAT:

WHEREAS, the Company is authorized to issue warrants exercisable for cash or shares of Common Stock (as defined below) of the Company, or a combination thereof, at the Company’s option, consisting of Capped Warrants and Uncapped Warrants, as provided for herein;

WHEREAS, the Company desires that the Warrant Agent act on behalf of the Company, and the Warrant Agent is willing to act, in connection with the issuance, exchange, transfer, substitution and exercise of Warrants; and

NOW THEREFORE in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Certain Definitions. As used in this Warrant Agreement, the following terms shall have their respective meanings set forth below:

“$” refer to the lawful currency of the United States of America.

“Agent Members” has the meaning set forth in Section 2.06(a).

“Authentication Order” has the meaning set forth in Section 2.01(b)(iii).

“Average Price” with respect to Common Stock or a Unit of Reference Property has the meaning set forth in Section 3.05(c).

“Board of Directors” means the board of directors of the Company or any committee of such board of directors duly authorized to exercise the power of such board of directors with respect to the matters provided for in this Warrant Agreement as to which the board of directors is authorized or required to act.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Warrant Agent.

“Business Day” means a day of the week other than a Saturday, a Sunday or a day which shall be in New York, New York, or in the city in which the principal office of the Warrant Agent is located, a legal holiday or a day on which banking institutions are authorized or required by law to close for business.

“Cap Price” means, in respect of the Capped Warrants, $12.36 per Capped Warrant, subject to adjustment pursuant to Article 4 hereof.

“Capped Exercise Price” has the meaning set forth in Section 2.01.

“Capped Warrants” means warrants of the Company designated as “Capped Warrants” exercisable for shares of Common Stock, cash or a combination thereof, as provided herein, issued pursuant to this Warrant Agreement with the terms, conditions and rights set forth in this Warrant Agreement and the Warrant Certificate relating thereto.

“Cash Percentage” has the meaning set forth in Section 3.04.

“Certificated Warrant” has the meaning set forth in Section 2.02(b).

“Closing Date” means June 13, 2006.

“Closing Sale Price” means, in respect of Common Stock or any other security for which a Closing Sale Price must be determined on any date, the closing sale price per share (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal United States securities exchange on which the Common Stock or such other security is traded or, if the Common Stock or such other security is not listed on a United States national or regional securities exchange, and the Nasdaq National Market is not a United States national securities exchange, as reported by the Nasdaq National Market. If the Common Stock or such other security is not listed for trading on a United States national or regional securities exchange and not reported by the Nasdaq National Market (at a time when the Nasdaq National Market is not a United States national securities exchange) on the relevant date, the Closing Sale Price will be the last quoted bid price for the Common Stock or such other security in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization. If the Common Stock or such other security is not so quoted, the Closing Sale Price will be the average of the mid-point of the last bid and ask prices for the Common Stock or such other security on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose. The Closing Sale Price will be determined without reference to extended or after hours trading.

“Common Stock” means the common stock, par value $0.10 per share, of the Company authorized at the date of this Warrant Agreement or as such stock may be constituted from time to time. Subject to the provisions of Section 4.03 and Section 4.04, shares issuable upon exercise of Warrants, to the extent elected by the Company as provided herein, shall include only shares of the class designated as Common Stock of the Company as of the date of this Warrant Agreement or shares of any class or classes resulting from any reclassification or reclassifications or change or changes thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, and if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications or changes bears to the total number of shares of all such classes resulting from such reclassifications or changes.

“Company Order” means a written order signed in the name of the Company by any two officers, at least one of whom must be its Chairman, its Chief Executive Officer, its Chief Financial Officer, its Treasurer, an Assistant Treasurer, or its Controller, and delivered to the Warrant Agent.

“Current Market Price” on any day means, in respect of the Common Stock or any other security for which a Current Market Price must be determined in connection with an issuance, distribution or dividend, the average of the Closing Sale Prices of the Common Stock over the 5 consecutive Trading Days ending on the earlier of such day and the day before the Ex-Dividend Date with respect to the issuance, distribution, or dividend requiring such computation.

“Daily Net Cash Amount” has the meaning set forth in Section 3.02(b).

“Daily Net Share Amount” has the meaning set forth in Section 3.03(b).

“Depositary” or “DTC” means The Depository Trust Company, its nominees, and their respective successors.

“Early Settlement Amount” has the meaning set forth in Section 3.05(b).

“Effective Date” has the meaning set forth in Section 3.05.

“Ex-Dividend Date” means, with respect to any dividend, distribution or issuance on the Common Stock, the first date on which the Common Stock trades, regular way, on the Exchange without the right to receive such dividend, distribution or issuance.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Date” has the meaning set forth in Section 3.05(i).

“Exercise Price” means, for the Capped Warrants, the Capped Exercise Price and, for the Uncapped Warrants, the Uncapped Exercise Price.

“Expiration Date” means, for any Warrant, June 15, 2009, regardless of whether such date is a Trading Day.

“Fundamental Change” means the consummation of any share exchange, consolidation or merger of the Company pursuant to which the Common Stock will be converted into cash, securities or other property or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than a Subsidiary of the Company; provided, however, that a transaction where the holders of more than 50% of all classes of the common equity of the Company immediately prior to the transaction own, directly or indirectly, more than 50% of all classes of common equity of the continuing or surviving corporation or transferee immediately after the event shall not be a Fundamental Change; provided, further, however, that a Fundamental Change shall not be deemed to have occurred if at least 90% of the consideration (excluding cash payments for fractional shares and cash payment pursuant to dissenters’ appraisal rights) in the transaction or transactions constituting the Fundamental Change consists of shares of common stock of a United States company with full voting rights traded on a United States national securities exchange or quoted on the Nasdaq National Market (or which shall be so traded or quoted when issued or exchanged in connection with such Fundamental Change) (such securities being referred to as “Publicly Traded Securities”).

“Global Warrant” has the meaning set forth in Section 2.02(b).

“Global Warrant Legend” means the legend set forth in Section 2.03.

“Global Warrant Underlying Units” means a permanent Global Warrant in fully registered form delivered to and registered in the name of the Unit Agent.

“Initial Purchaser” has the meaning set forth in Section 2.05.

“Issue Date” means the date of issuance of any Warrants, which shall be the date of authentication of such Warrants pursuant to this Warrant Agreement.

“Net Cash Amount” has the meaning set forth in Section 3.02(a).

“Net Share Amount” has the meaning set forth in Section 3.03(a).

“Offer Expiration Date” has the meaning set forth in Section 4.01(e).

“Officer’s Certificate” means a certificate signed by any two officers of the Company, at least one of whom must be its Chairman, its Chief Executive Officer, its Chief Financial Officer, its Treasurer, an Assistant Treasurer, or its Controller.

“Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Notes Issuer or the Company and who shall otherwise be reasonably satisfactory to the Warrant Agent. “Notes Issuer” has the meaning set forth in the Unit Agreement.

“Person” means an individual, partnership, firm, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

“Purchase Agreement” means the Purchase Agreement dated as of June 6, 2006 among the Initial Purchasers named therein, the Notes Issuer, Morgan Stanley Capital Services Inc. and the Company relating to the purchase and a resale by the Initial Purchasers of, among other things, the Warrants.

“Purchased Shares” has the meaning set forth in Section 4.01(e).

“Relevant Price” has the meaning set forth in Section 3.02(b).

“Reference Property” has the meaning set forth in Section 4.03(a).

“Resale Restriction Termination Date” means with respect to any Capped Warrant or Uncapped Warrant, as the case may be, the later of (i) the date that is two years after the last original issuance date of the Capped Warrants or the Uncapped Warrants, as applicable, and (ii) the Separation Date, as defined in the Unit Agreement, with respect to such Capped Warrant or Uncapped Warrant.

“Restricted Securities” has the meaning set forth in Section 2.03(b)(i).

“Securities Act” means the United States Securities Act of 1933, as amended.

“Settlement Period” means the period of 30 consecutive Trading Days commencing on, and including, the third scheduled Trading Day immediately following the Expiration Date.

“Stock Price” means in respect of a Fundamental Change (i) if such Fundamental Change is a transaction whereby holders of Common Stock receive only cash, such cash amount paid per share of Common Stock, and (ii) otherwise, the Stock Price will be the average of the Closing Sale Prices of Common Stock on the five Trading Days up to, but excluding, the Effective Date.

“Subsidiary” means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, “Voting Stock” means stock which ordinary has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“Taxes” has the meaning set forth in Section 2.05.

“Trading Day” means a day during which trading in securities generally occurs on the New York Stock Exchange (or, if the Common Stock is not traded on the New York Stock Exchange, on the principal other market on which the Common Stock is then traded), other than a day on which a material suspension of or limitation on trading is imposed that affects either the New York Stock Exchange (or, if applicable, such other market) in its entirety or the shares of Common Stock (by reason of movements in price exceeding limits permitted by the relevant market on which the shares are traded or otherwise) or on which any event disrupts or impairs the ability of market participants in general to effect transactions or obtain market values on the New York Stock Exchange (or, if applicable, other such market) for Common Stock.

“Trigger Event” means a specified event the occurrence of which entitles the holders of rights, options or Warrants to exercise such rights, options or Warrants.

“Transfer” means, for the purposes of Section 2.03(b) and Section 2.03(c), any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

“Uncapped Exercise Price” has the meaning set forth in Section 2.01.

“Uncapped Warrants” means warrants of the Company designated as “Uncapped Warrants” exercisable for shares of Common Stock or cash, as provided herein, issued pursuant to this Warrant Agreement with the terms, conditions and rights set forth in this Warrant Agreement and the Warrant Certificate relating thereto.

“Unit” has the meaning set forth in the Unit Agreement.

“Unit Agent” has the meaning set forth in the Unit Agreement.

“Unit Agreement” means the Unit Agreement dated as of the date hereof among the Company, the Warrant Agent, the Notes Issuer specified herein, the Indenture Trustee specified therein and the Unit Agent specified therein.

“Unit of Reference Property” has the meaning set forth in Section 4.03(a).

“Unit Value” has the meaning set forth in Section 4.03(b).

“Vice President” means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president” of the Company.

“VWAP” means, in respect of Common Stock on any Trading Day, the volume weighted price per share of such Common Stock as displayed on Bloomberg (or any successor service) page IPG <equity>VAP for the period from 9:30 a.m. to 4:00 p.m., New York City time, on such Trading Day; or, if such price is not available, the volume weighted average price per share as determined by a nationally recognized independent investment banking firm selected by the Company for this purpose.

“Warrant” means any of the Capped Warrants or Uncapped Warrants issued pursuant to this Warrant Agreement, and “Warrants” means the Capped Warrants and the Uncapped Warrants collectively.

“Warrant Certificate” has the meaning set forth in Section 2.02(a).

“Warrant Entitlement” means, for each Warrant, one share of Common Stock, as adjusted pursuant to Article 4 hereof.

“Warrant Multiplier” means, for the Capped Warrants or the Uncapped Warrants, initially one (1), as adjusted pursuant to Article 4 hereof.

“Warrant Register” has the meaning set forth in Section 2.04(a).

“Warrantholder” means such Person in whose name Warrants are registered in the Warrant Register.

ARTICLE 2

ISSUANCE, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES

Section 2.01. Issuance of Warrants. (a) The aggregate number of Warrants that may be issued and authenticated, and outstanding at any time under this Warrant Agreement is limited to 67,898,967 Warrants, consisting of 29,072,092 Capped Warrants and 38,826,875 Uncapped Warrants. Each Warrant shall entitle the Warrantholder to purchase one share of Common Stock (subject to the Company’s right to settle in cash or a combination of cash and Commons Stock as described in Article 3), at an Exercise Price of $9.89 per Capped Warrant

(the “Capped Exercise Price”) and $11.91 per Uncapped Warrant (the “Uncapped Exercise Price”), in each case subject to adjustment. Warrants may only be net exercised and will be settled in cash, Common Stock (and cash in lieu of fractional shares, if any) or in a combination thereof at the Company’s option, as described in Article 3. In the case of the Capped Warrants, the amount of cash paid, or number shares of Common Stock delivered, upon settlement of the Warrants shall be limited by a cap price of $12.36 per Warrant, subject to adjustment as described in Article 3 (the “Cap Price”). All Warrants issued under this Warrant Agreement shall in all respects be equally and ratably entitled to the benefits hereof (other than as to terms specific to the Capped Warrants or Uncapped Warrants as set forth herein), without preference, priority, or distinction on account of the actual time of the issuance and authentication or any other terms thereof.

(b)     (i)    Warrants shall be executed on behalf of the Company by any of the Chairman, the Executive Vice President, and any Vice President of the Company under its corporate seal reproduced thereon and attested by its Secretary or any one of its Assistant Secretaries. The signature of any of these officers on Warrants may be manual or facsimile. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted, or otherwise reproduced on Warrants. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Warrant that has been duly authenticated and delivered by the Warrant Agent. Unless otherwise provided in the form of Warrant for any series, all Warrants shall be dated as of the Issue Date.

(ii)   Warrants bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Warrants or did not hold such offices at the date of such Warrants.

(iii)   At any time and from time to time after the execution and delivery of this Warrant Agreement, subject to the aggregate number of Capped and Uncapped Warrants, as applicable, set forth in Section 2.01 above, the Company may deliver Warrants to the Warrant Agent for authentication, together with a Company Order for authentication and delivery (such Company Order, an “Authentication Order”) with respect to such Warrants, and the Warrant Agent shall, upon receipt of such Authentication Order, in accordance with procedures acceptable to the Warrant Agent set forth in the Authentication Order, and subject to the provisions hereof, authenticate and deliver such Warrants to such recipients as may be specified from time to time pursuant to such Authentication Order. The terms of such Warrants shall be determinable under this Warrant Agreement. If provided for in such procedures, such

Authentication Order may authorize authentication and delivery of such Warrants pursuant to oral instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing. No Warrant shall be entitled to any benefit under this Warrant Agreement or be valid or obligatory for any purpose unless there appears on such Warrant a certificate of authentication substantially in the form provided for herein executed by the Warrant Agent by manual or facsimile signature, and such certificate upon any Warrant shall be conclusive evidence, and the only evidence, that such Warrant has been duly authenticated and delivered hereunder.

(iv)   The Warrant Agent shall, upon receipt of a Company’s Order, authenticate and deliver for original issue on the Closing Date:

(A)  with respect to the Capped Warrants, (1) one or more Global Warrants initially evidencing an aggregate of 3,792,092 Capped Warrants, registered in the name of the Depositary or its nominee and (2) one or more Global Warrants Underlying Units initially evidencing 25,280,000 Capped Warrants, registered in the name of the Notes Issuer; and

(B)  with respect to the Uncapped Warrants, (1) one or more Global Warrants initially evidencing zero Uncapped Warrants, registered in the name of the Depositary or its nominee; and (2) one or more Global Warrants Underlying Units initially evidencing 38,826,875 Uncapped Warrants registered in the name of the Notes Issuer.

(v)    The Warrant Agent shall, upon receipt of the Global Warrants Underlying Units referred to in clauses (iv)(A)(2) and (iv)(B)(2) above, duly endorsed by the Notes Issuer for transfer of such Global Warrants Underlying Units to the Unit Agent, (A) cancel the Global Warrants Underlying Units referred to in clause (iv)(A)(2) above and authenticate and deliver to the Unit Agent on the Closing Date one or more Global Warrants Underlying Units, initially evidencing 25,280,000 Capped Warrants, registered in the name of the Unit Agent and (B) cancel the Global Warrants Underlying Units referred to in clause (iv)(B)(2) above and authenticate and deliver to the Unit Agent on the Closing Date one or more Global Warrants Underlying Units, initially evidencing 38,826,875 Uncapped Warrants, registered in the name of the Unit Agent. For the avoidance of doubt, (i) the transfer of the Global Warrants Underlying Units referred to in clauses (iv)(A)(2) and (iv)(B)(2) from the Notes Issuer to the Unit Agent referred to in this clause (v) shall not be subject to the transfer restrictions specified in Section 2.03.

(vi)  The Warrant Agent shall, in accordance with the Unit Agreement, upon the separation of a Unit into its respective components, or upon the recreation of a Unit from its respective components, appropriately notate each of the Global Warrant and the Global Warrant Underlying Units for the related Capped Warrants or Uncapped Warrants.

Section 2.02. Form of Warrant Certificates. (a) Any certificate representing Warrants (each, a “Warrant Certificate”) shall have such insertions as are appropriate or required or permitted by this Warrant Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements, stamped, printed, lithographed or engraved thereon, (i) as the Company may deem appropriate and as are not inconsistent with the provisions of this Warrant Agreement, (ii) such as may be required to comply with this Warrant Agreement, any law or any rule of any securities exchange on which Warrants may be listed, (iii) and such as may be necessary to conform to customary usage.

(b)   So long as the Warrants are eligible for book-entry settlement with the Depositary, any Warrants issued hereunder shall be issued initially in the form of a permanent global Warrant Certificate (the “Global Warrant”) in definitive, fully registered form, substantially in the form set forth in Exhibit A hereto, which exhibit is hereby incorporated in and expressly made a part of this Warrant Agreement. Upon issuance, each Global Warrant shall be duly executed by the Company and authenticated by the Warrant Agent as provided herein and deposited with the Unit Agent as custodian for the Depositary. Any Warrants represented by Warrant Certificates in definitive, fully registered form issued to beneficial owners of interests in the Global Warrant (each a “Certificated Warrant”) pursuant to Section 2.06(d) hereof shall be issued in substantially in the form set forth in Exhibit A hereto, which exhibit is hereby incorporated in and expressly made a part of this Warrant Agreement. Any such Warrant Certificate shall be duly executed by the Company and countersigned by the Warrant Agent and delivered, all as hereinafter provided.

Section 2.03. Legends; Transfer Restrictions. (a) Any Global Warrant shall bear the following legend (the “Global Warrant Legend”) on the face thereof:

“UNLESS THIS GLOBAL WARRANT FOR [CAPPED/UNCAPPED] WARRANTS IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”)*, TO THE INTERPUBLIC GROUP OF COMPANIES, INC. (THE “COMPANY”), THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO*. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED

REPRESENTATIVE OF DTC* (AND ANY PAYMENT IS MADE TO CEDE & CO.* OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC*), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. *, HAS AN INTEREST HEREIN.

TRANSFER OF THIS GLOBAL WARRANT FOR [CAPPED/UNCAPPED] WARRANTS SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO THE COMPANY, DTC*, THEIR SUCCESSORS AND THEIR RESPECTIVE NOMINEES.”

(b)     (i)   Every Warrant that bears or is required under this Section 2.03(b) to bear the legend set forth in this Section 2.03(b) (together with any Common Stock issued upon exercise of the Warrants and required to bear the legend set forth in Section 2.03(c), collectively, the “Restricted Securities”) shall be subject to the restrictions on Transfer set forth in this Section 2.03(b) (including the legend set forth below), unless such restrictions on Transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such holder’s acceptance thereof, agrees to be bound by all such restrictions on Transfer.

(ii)   Until the Resale Restriction Termination Date with respect to any Warrant, any certificate evidencing such Warrant (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon exercise thereof that shall bear the legend set forth in Section 2.03(c), if applicable) shall bear a legend in substantially the following form (unless otherwise agreed by the Company in writing, with notice thereof to the Warrant Agent):

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

_________________________

* Add references to the Unit Agent where indicated if the Global Warrant is a Global Warrant Underlying Units.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (“QIB”). UNTIL THE RESALE RESTRICTION TERMINATION DATE, AS DEFINED IN THE WARRANT AGREEMENT REFERRED TO HEREIN, THE HOLDER OF THIS SECURITY AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE ISSUER OF THIS SECURITY, (B) TO A PERSON IT REASONABLY BELIEVES IS A QIB THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT OR (C) UNLESS THIS SECURITY IS A GLOBAL WARRANT UNDERLYING UNITS, AS DEFINED IN THE WARRANT AGREEMENT, IN ACCORDANCE WITH ANY OTHER EXEMPTION FROM REGISTRATION AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY UNDERSTANDS THAT THE ISSUER OF THIS SECURITY MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS SECURITIES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER OF THIS SECURITY, THE WARRANT AGENT OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES IN GOOD FAITH OR IS NOTIFIED THAT THE HOLDER OF THIS SECURITY OR A BENEFICIAL INTEREST HEREIN WAS IN BREACH OF ANY OF THE REPRESENTATIONS SET FORTH IN THIS SECURITY, THE ISSUER OR THE WARRANT AGENT MAY DECLARE THE ACQUISITION OF THIS SECURITY OR SUCH INTEREST IN THIS SECURITY VOID, IN THE EVENT OF A BREACH, AT THE TIME GIVEN, AND, IN THE EVENT OF SUCH A DETERMINATION OR NOTICE OF BREACH, AT THE TIME GIVEN OR AT ANY SUBSEQUENT TIME, THE ISSUER OR THE WARRANT AGENT MAY REQUIRE THAT THIS SECURITY OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY IT.”

Unless held as a component of a Unit pursuant to the Unit Agreement, any Warrant (or security issued in exchange or substitution therefor) held on or after the Resale Restriction Termination Date may, upon surrender of such Warrant for exchange to the Warrant registrar in accordance with the provisions of this Section 2.03, be exchanged for a new Warrant or Warrants, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.03.

(iii)   Any Warrant that is not held as a component of a Unit and any interest in such Warrant may only be transferred as contemplated in the legend set forth above. Transfers of Warrants held as components of a Unit shall be governed by the Unit Agreement.

(iv)   The Company or the Warrant Agent, as applicable may consider the Transfer of any Warrant or any interest therein null and void ab initio and refuse to recognize such Transfer if at any time the Company or the Warrant Agent reasonably determines in good faith that the owner of such Warrant or interest was in breach of any representation or covenant contained in the transfer restrictions set forth in Section 2.03(b)(iii). The Company or the Warrant Agent acting at the direction of the Company, as applicable, may require the Transfer of such Warrant or interest to any Person designated by the Company or the Warrant Agent, as applicable, at a price determined in good faith based upon a reasonable estimation of the prevailing price of such Warrants by an independent third party or, if no such independent third party is available or able to determine a price, as determined by the Company in good faith based upon its reasonable estimation of the prevailing price of such Warrants. Each owner of the Warrants, by acceptance of such Warrants, authorizes the Company or the Warrant Agent to take such action. In any such case, none of the Company, the Warrant Agent, the Initial Purchasers or their respective affiliates shall be responsible for any losses that may be incurred as a result of any required Transfer, avoidance of a Transfer or redemption.

(c)   Until the Resale Restriction Termination Date, any stock certificate representing Common Stock issued upon exercise of a Warrant shall bear a legend in substantially the following form (unless such Common Stock has been sold pursuant to the exemption from registration provided by Rule 144 under the Securities Act or pursuant to a registration statement that has been declared effective under the Securities Act, and which continues to be effective at the time of such Transfer or unless otherwise agreed by the Company with written notice thereof to the transfer agent for the Common Stock):

“THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT OF 1933”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER:

(1)          REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933;

(2)          AGREES THAT IT WILL NOT, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS TWO YEARS AFTER THE LATER OF JUNE 13, 2006 AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE), OR (D) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

(3)          AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE (2)(C) ABOVE BEFORE THE RESALE RESTRICTION TERMINATION DATE FURNISH TO THE ISSUER AND TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Any such Common Stock as to which such restrictions on Transfer shall have expired in accordance with their terms may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.03(c).

(d)  Any Warrant that is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Warrants no longer being “restricted securities” (as defined under Rule 144).

(e)   Notwithstanding any provision of this Section 2.03 to the contrary, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), from and after receipt by the Warrant Agent of the Officers’ Certificate and Opinion of Counsel provided for in this Warrant Agreement, (i) the reference in the definition of Resale Restriction Termination Date to two years shall be deemed for all purposes hereof to be references to such changed period, and (ii) all corresponding references in the Warrants and any restrictive legends thereon or on the Common Stock shall be deemed for all purposes hereof to be references to such changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws. The provisions of this clause (e) shall not be effective until such time as the Opinion of Counsel and Officers’ Certificate have been received by the Warrant Agent hereunder. This clause (e) shall apply to successive amendments to Rule 144(k) (or any successor rule) changing the holding period thereunder.

Section 2.04. Transfer, Exchange and Substitution. (a) Warrants shall be issued in registered form only. The Company shall cause to be kept at the office of the Warrant Agent, and the Warrant Agent shall maintain, a register (the “Warrant Register”) in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Warrants and transfers, exchanges or substitutions of Warrants as herein provided. All Warrants issued upon any registration of transfer or exchange of or substitution for Warrants shall be valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Warrant Agreement, as Warrants surrendered for such registration of transfer, exchange or substitution.

(b)  A Warrantholder may transfer a Warrant only upon surrender of such Warrant for registration of transfer. No such transfer shall be effected until, and the transferee shall succeed to the rights of a Warrantholder only upon, final acceptance and registration of the transfer in the Warrant Register by the Warrant Agent. Prior to the registration of any transfer of a Warrant by a Warrantholder as provided herein, the Company, the Warrant Agent, and any agent of the Company or the Warrant Agent may treat the Person in whose name Warrants are registered as the owner thereof for all purposes and as the Person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding.

(c)   Every Warrant presented or surrendered for registration of transfer or for exchange or substitution shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by a duly executed instrument of transfer in form satisfactory to the Company and the Warrant Agent, by the holder thereof or such Warrantholder’s attorney duly authorized in writing.

(d)   When Warrants are presented to the Warrant Agent with a request to register the transfer of, or to exchange or substitute, such Warrants, the Warrant Agent shall register the transfer or make the exchange or substitution as requested if its requirements for such transactions and any applicable requirements hereunder are satisfied. To permit registrations of transfers, exchanges and substitutions, the Company shall execute Warrant Certificates at the Warrant Agent’s request and the Warrant Agent shall countersign and deliver such Warrant Certificates. No service charge shall be made for any registration of transfer or exchange of or substitution for Warrants, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Warrants.

(e)   If less than all Warrants represented by a Certificated Warrant are transferred, exchanged or substituted in accordance with this Warrant Agreement, the Warrant Certificate shall be surrendered to the Warrant Agent and a new Warrant Certificate of the same tenor and for the number of Warrants which were not transferred, exchanged or substituted, registered in such name or names as may be directed in writing by the surrendering Warrantholder, shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign such new Warrant Certificate and shall deliver such new Warrant Certificate to the Person or Persons entitled to receive the same.

Section 2.05. Taxes Imposed Upon Receipt of Warrants. The Warrants delivered to ELF Special Financing Ltd. and further delivered by ELF Special Financing Ltd. to one or more initial purchaser(s) (each an “Initial Purchaser”) and by any Initial Purchaser to the initial investors of Units shall be delivered free and clear of and without imposition of any and all present or future taxes, levies, imposts, deductions, charges or withholdings (including any stamp, documentary, transfer or any other excise or property taxes, charges or similar levies), and all liabilities with respect thereto imposed by the United States, or any political subdivision thereof, excluding taxes imposed on the relevant Person’s or entity’s overall net income and franchise taxes imposed in lieu of net income taxes (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”). To the extent that such Taxes are imposed, the Company shall promptly pay all such Taxes.

Section 2.06. The Global Warrant. (a) So long as a Global Warrant is registered in the name of the Depositary or its nominee, members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Warrant Agreement with respect to the Global Warrant held on their behalf by the Depositary or the Warrant Agent as its custodian, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes. Accordingly, any such owner’s beneficial interest in such Global Warrant will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members, and neither the Company nor the Warrant Agent shall have any responsibility with respect to such records maintained by the Depositary or its nominee or its Agent Members. Notwithstanding the foregoing, nothing herein shall (i) prevent the

Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (ii) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Warrantholder.

(b)  Any holder of a Global Warrant registered in the name of the Depositary or its nominee shall, by acceptance of such Global Warrant, agree that transfers of beneficial interests in such Global Warrant may be effected only through a book-entry system maintained by the holder of such Global Warrant (or its agent), and that ownership of a beneficial interest in Warrants represented thereby shall be required to be reflected in book-entry form.

(c)  Transfers of a Global Warrant registered in the name of the Depositary or its nominee shall be limited to transfers in whole, and not in part, to the Company, the Depositary, their successors, and their respective nominees. Interests of beneficial owners in a Global Warrant registered in the name of the Depositary or its nominee shall be transferred in accordance with the rules and procedures of the Depositary.

(d)  A Global Warrant registered in the name of the Depositary or its nominee shall be exchanged for Certificated Warrants only if (i) the Depositary (x) has notified the Company that it is unwilling or unable to continue as or ceases to be a clearing agency registered under Section 17A of the Exchange Act and (y) a successor to the Depositary registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Company within 90 days or (ii) the Depositary is at any time unwilling or unable to continue as Depositary and a successor to the Depositary is not able to be appointed by the Company within 90 days. In any such event, a Global Warrant registered in the name of the Depositary or its nominee shall be surrendered to the Warrant Agent for cancellation, and the Company shall execute, and the Warrant Agent shall countersign and deliver, to each beneficial owner identified by the Depositary, in exchange for such beneficial owner’s beneficial interest in such Global Warrant, Certificated Warrants representing, in the aggregate, the number of Warrants theretofore represented by such Global Warrant with respect to such beneficial owner’s respective beneficial interest. Any Certificated Warrant delivered in exchange for an interest in a Global Warrant pursuant to this Section 2.06(d) shall not bear the Global Warrant Legend, but shall bear the legend, required pursuant to Section 2.03, to the extent such Warrants are Restricted Securities. Interests in the Global Warrant may not be exchanged for Certificated Warrants other than as provided in this Section 2.06(d).

(e)  Certificated Warrants may be not transferred or exchanged for a beneficial interest in a Global Warrant.

(f)  Global Warrants Underlying Units may only be exchanged for Certificated Warrants as described in the Unit Agreement.

(g) The holder of a Global Warrant registered in the name of the Depositary or its nominee may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Warrantholder is entitled to take under this Warrant Agreement or the Warrant.

Section 2.07. Surrender of Warrant Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange, substitution or exercise of Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued by the Company and, except as provided in this Article 2 in case of an exchange, transfer or substitution, or Article 3 hereof in case of the exercise of less than all Warrants represented thereby or Section 5.02 hereof in case of mutilation, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such cancelled Warrant Certificates as the Company may direct.

ARTICLE 3

EXERCISE AND SETTLEMENT OF WARRANTS

Section 3.01. Exercise on the Expiration Date. (a) (i) Each Warrant shall entitle the Warrantholder only to exercise Warrants represented thereby in accordance with this Article 3 and upon exercise of such Warrants on the Expiration Date, subject to the provisions of Section 3.05 and Article 4, to receive from the Company, without any payment therefor, for each Warrant represented thereby and so exercised, either (a) a number of shares of Common Stock equal to the Net Share Amount, in respect of such Warrant, which number shall not be less than zero (computed using the formula described below), plus cash in lieu of any fractional shares as described below, (b) cash in an amount equal to the Net Cash Amount in respect of such Warrant at the Company’s sole discretion ,or (c) a combination thereof as described in Section 3.04. The Company will notify all Warrantholders of its election to deliver the Net Cash Amount, Net Share Amount or any combination thereof in settlement of the Capped and Uncapped Warrants executed on the Expiration Date, which election shall apply to all Warrants of a particular type, by written notice to the Warrantholders (with a copy to the Warrant Agent) and publication of a press release no later than 10 scheduled Trading Days prior to the Expiration Date. The Company may elect to settle the Capped and Uncapped Warrants for different consideration. Notice of any such election will be irrevocable.

(ii)   Subject to Section 3.05, no Warrant shall be exercisable prior to the Expiration Date. On the Expiration Date, all issued and outstanding Warrants shall be automatically exercised. Upon exercise of the Warrants, the Company shall pay cash in an amount equal to the Net Cash Amount, as described below, or deliver a number of shares of Common Stock equal to the Net Share Amount (plus cash in lieu of any fractional shares), as described below, or a combination thereof, as described below, at the Company’s discretion. In connection with such automatic exercise of Warrants, (A) the Company shall determine the Net Share Amount or Net Cash Amount applicable to each Warrant promptly following the last day of the Settlement Period and (B) the Company shall, or shall cause the Warrant Agent to, deliver to the record owner of such Warrants as of 5:00 p.m. (New York City time) on the Expiration Date the relevant Net Share Amount, Net Cash Amount or a combination thereof, as applicable, no later than the third Business Day following the last day of the Settlement Period.

Section 3.02. Settlement in Cash. (a) If the Company elects to settle the Capped Warrants or Uncapped Warrants solely in cash, each Warrantholder shall be entitled to receive from the Company, for each Warrant held by such Warrantholder, a cash payment (the “Net Cash Amount”) equal to the sum of the Daily Net Cash Amounts for each Trading Day during the Settlement Period.

(b)  For purposes of determining the Net Cash Amount, the “Daily Net Cash Amount” means, in respect of each Capped Warrant and Uncapped Warrant held by a Warrantholder, and each Trading Day during the Settlement Period, an amount of cash (which will in no event be less than zero) equal to:

WM x (RP - EP);
30

where,

WM	=	the “Warrant Multiplier”
RP	=

the “Relevant Price” of the Capped Warrants or Uncapped Warrants, as applicable, for such Trading Day, which means: (i) in the case of the Capped Warrants, the lesser of (a) VWAP of the Common Stock on such Trading Day and (b) the Cap Price, and (ii) in the case of the Uncapped Warrants, the VWAP of the Common Stock on such Trading Day; and

EP	=	the “Exercise Price.”

Section 3.03. Settlement in Shares. (a) If the Company elects to settle the Capped Warrants or the Uncapped Warrants solely in shares of Common Stock, each Warrantholder shall be entitled to receive from the Company, for each Warrant held by such Warrantholder, a “Net Share Amount” equal to the sum of the Daily Net Share Amounts for each Trading Day during the Settlement Period, together with cash for any fractional shares (calculated on an aggregate basis) valued at the VWAP on the last day of the Settlement Period.

(b)  For purposes of determining the Net Share Amount, the “Daily Net Share Amount” means, in respect of each Capped Warrant and Uncapped Warrant held by a Warrantholder, and each Trading Day during the Settlement Period, a number of shares of Common Stock (which will in no event be less than zero) equal to the Daily Net Cash Amount (calculated as described in Section 3.02) for such Trading Day divided by VWAP for such Trading Day.

Section 3.04. Settlement in Cash and Shares. If the Company elects to settle the Capped Warrants or the Uncapped Warrants in a combination of cash and shares of Common Stock, at the time the Company gives notice of the settlement method pursuant to Section 3.01(a)(i), the Company will specify a percentage of the Daily Net Share Amount that will be settled in cash (the “Cash Percentage”). If the Company makes such an election, the amount of cash that it will deliver in respect of each Trading Day in the Settlement Period will equal the product of the Cash Percentage and the Daily Net Cash Amount for such Trading Day. The number of shares deliverable in respect of each Trading Day in the Settlement Period will be a percentage of the Daily Net Share Amount equal to 100% minus the Cash Percentage.

Section 3.05. Early Settlement Upon a Fundamental Change. (a) If a Fundamental Change occurs prior to the Expiration Date, each Warrantholder will have the right to exercise its Warrants at any time on or after the effective date of such Fundamental Change (the “Effective Date”) until the 30th Trading Day after the Effective Date. Following such 30th Trading Day, any unexercised Warrants will no longer be exercisable until the Expiration Date. The Company shall, on or prior to such 10th scheduled Trading Day immediately preceding the anticipated Effective Date, issue a press release and notify all Warrantholders (with a copy to the Warrant Agent) of the anticipated Effective Date, their rights to exercise their Warrants as set forth in the Warrant Agreement, and whether the Company will settle Warrants tendered for exercise in cash or shares of its Common Stock, or a combination thereof, as set forth in this Section 3.05. In such press release and notice, the Company shall state that any Warrantholder whose Warrants are represented by Global Units must separate such Global Units into Global Warrants and Global Notes in order to exercise such Warrants in connection with a Fundamental Change. The Company shall deliver the same consideration for all Warrants of a particular type, but may settle the Capped Warrants and the

Uncapped Warrants for different consideration. Any such notice will be irrevocable.

(b)  Any Capped Warrants or Uncapped Warrants exercised in connection with a Fundamental Change during the time period set forth in Section 3.05(a) shall be settled by delivery of an amount of cash, shares of Common Stock or any combination thereof (the “Early Settlement Amount”), at the Company’s election as set forth in Section 3.05(a). The Early Settlement Amount will be determined by reference to the tables below and will be based on the Effective Date of the Fundamental Change and the Stock Price in respect of such Fundamental Change.

(c)     (i)    If the Company elects to settle the Capped or the Uncapped Warrants in cash, the Early Settlement Amount for each Warrant shall be the amount determined by reference to the tables below.

(ii)   If the Company elects to settle the Capped or the Uncapped Warrants in shares of Common Stock, the Early Settlement Amount for each Warrant will be a number of shares (or, following the Effective Date, a number of Units of Reference Property (as set forth in Section 4.03 below)) equal to the amount determined by reference to the tables below divided by the Average Price for Common Stock or for Unit of Reference Property. If the Company elects to settle Warrants for a combination of cash and shares of Common Stock, the Early Settlement Amount for each Warrant will be (a) an amount of cash equal to the Cash Percentage of the Early Settlement Amount elected by the Company, and (b) a number of shares of Common Stock (or, following the Effective Date, a number of Units of Reference Property) equal to the product of (i) 100% minus the Cash Percentage and (ii) the amount determined by reference to the tables below divided by the Average Price for Common Stock or for Unit of Reference Property. The “Average Price” means (i) with respect to the Common Stock, the average of the VWAP for the Common Stock, and (ii) with respect to a Unit of Reference Property, the average of the Unit Values, determined as set forth in Section 4.03, in each case for the 30-Trading Day Period commencing on the first Trading Day immediately following the Effective Date, as determined promptly by the Company following such 30th Trading Day.

(d)  The Company will deliver the Early Settlement Amount, whether in the form of cash, Common Stock (and cash in lieu of fractional shares based on the Average Price), or a combination thereof, on the third Business Day following the 30-Trading Day period commencing on the first Trading Day immediately following the Effective Date, as determined promptly by the Company following such 30th Trading Day.

(e)  The Stock Prices set forth in the first row of the table below (i.e., the column headers) and the values referred to in Section 3.05(f) will be adjusted as of any date on which the Exercise Price of Warrants is adjusted and in the same manner. The following table sets forth the Early Settlement Amount per Capped Warrant:

Capped Warrants Early Settlement Amount

Stock Price
Effective Date	$8.99	$10.00	$11.00	$12.00	$13.00	$14.00	$15.00	$20.00	$25.00	$30.00	$40.00	$50.00
June 6, 2006	$0.00	$0.18	$0.35	$0.52	$0.67	$0.80	$0.92	$1.29	$1.44	$1.50	$1.54	$1.54
June 15, 2007	$0.14	$0.36	$0.59	$0.80	$0.99	$1.15	$1.29	$1.68	$1.80	$1.83	$1.85	$1.85
June 15, 2008	$0.23	$0.53	$0.85	$1.15	$1.42	$1.63	$1.79	$2.11	$2.16	$2.16	$2.16	$2.16
June 15, 2009	$0.00	$0.11	$1.12	$2.13	$2.50	$2.50	$2.50	$2.50	$2.50	$2.50	$2.50	$2.50

(f)   The exact Stock Price and Effective Date may not be set forth on the table above, in which case:

(i)    if the Stock Price is between two Stock Prices in the table or the Effective Date is between two Effective Dates in such table, the Early Settlement Amount will be determined by a straight-line interpolation between the Early Settlement Amount set forth for the higher and lower Stock Prices and the two Effective Dates, as applicable, based on a 365-day year;

(ii)   if the Stock Price is in excess of $50 per share, subject to adjustment, the Early Settlement Amount shall be the applicable amount under the column for $50 per share (subject to adjustment) determined by a straight-line interpolation between the relevant Effective Dates if the Effective Date is between two Effective Dates in the table based on a 365-day year; and

(iii)  if the Stock Price is less than $8.99 per share, subject to adjustment, no Early Settlement Amount will be paid.

(g) The Stock Prices set forth in the first row of the table below (i.e., the column headers) and the values referred to in Section 3.05(h) will be adjusted as of any date on which the Exercise Price of Warrants is adjusted and in the same manner. The following table sets forth the Early Settlement Amount per Uncapped Warrant:

Uncapped Warrants Early Settlement Amount

Stock Price
Effective Date	$8.99	$10.00	$11.00	$12.00	$13.00	$14.00	$15.00	$20.00	$25.00	$30.00	$40.00	$50.00
June 6, 2006	$0.00	$0.58	$1.29	$2.10	$2.99	$3.92	$4.89	$9.85	$14.87	$19.89	$29.93	$39.96
June 15, 2007	$0.00	$0.25	$0.85	$1.60	$2.46	$3.38	$4.35	$9.34	$14.37	$19.40	$29.46	$39.52
June 15, 2008	$0.00	$0.00	$0.40	$1.04	$1.86	$2.78	$3.76	$8.78	$13.83	$18.87	$28.96	$39.05
June 15, 2009	$0.00	$0.00	$0.00	$0.09	$1.10	$2.11	$3.12	$8.18	$13.24	$18.29	$28.41	$38.52

(h)  The exact Stock Price and Effective Date may not be set forth on the table above, in which case:

(i)    if the Stock Price is between two Stock Prices in the table or the Effective Date is between two Effective Dates in the table, the Early Settlement Amount will be determined by a straight-line interpolation between the Early Settlement Amount set forth for the higher and lower Stock Prices and the two Effective Dates, as applicable, based on a 365-day year;

(ii)   if the Stock Price is in excess of $50 per share, subject to adjustment, the Early Settlement Amount will be the sum of (A) the applicable amount under the column for $50 (subject to adjustment), and (B) the product of the Warrant Multiplier and the difference between the Stock Price and $50 (subject to adjustment) determined by a straight-line interpolation between the relevant Effective Dates if the Effective Date is between two Effective Dates in the table based on a 365-day year; and

(iii)  if the Stock Price is less than $8.99 per share, subject to adjustment, no Early Settlement Amount will be paid.

(i)   In connection with a Fundamental Change as set forth above, Warrants may be exercised by (i) in the case of Certificated Warrants, surrendering the Warrant Certificate evidencing such Warrants at the principal office of the Warrant Agent (or successor warrant agent), with the Election to Exercise form set forth on the reverse of the Warrant Certificate duly completed and executed, together with any applicable transfer taxes as set forth in Section 3.06 below or (ii) in the case of Warrants represented by a Global Certificate registered in the name of the Depositary or its nominee, complying with appropriate procedures established by the Depositary for the exercise of Warrants. The date on which a Warrantholder complies with the foregoing requirements for exercise is the “Exercise Date” hereunder, unless such date is not a Trading Day or the Warrantholder satisfies the foregoing requirements after 5:00 p.m. New York City time on a Trading Day, in which case the Exercise Date shall be the immediately succeeding Trading Day, except that in no event shall an Exercise Date occur following the Expiration Date. A registered Warrantholder may exercise the full number of Warrants represented by a Warrant Certificate or any number of whole Warrants thereof.

If the Company elects to settle payment of the Early Settlement Amount upon exercise of the Warrants as described above in shares of its Common Stock (or Units of Reference Property as described below) and such shares or units are “restricted securities” within the meaning of the Securities Act, the Company shall use its commercially reasonable efforts to register such shares or units to permit the prompt resale of such shares or units by the recipients thereof pursuant to an effective registration statement under the Securities Act. If the Company fails to register such shares or units, no liquidated damages shall be paid or fees assessed.

Section 3.06. Delivery of Common Stock. (a) Subject to the provisions of Section 4.07 hereof, if the Company shall have elected to settle Warrants in Common Stock as set forth in Section 3.03 or 3.04 above, the Warrant Agent shall, on or prior to the date required as set forth above, (i) if shares of Common Stock are in book-entry form at the Depositary, deliver Common Stock by electronic transfer (with the assistance of the Company and the transfer agent of Common Stock, if necessary) to such Warrantholder’s account, or any other account as the Warrantholder may designate, at the Depositary or at an Agent Member, or (ii) if shares of Common Stock are not in book-entry form at the Depositary, requisition from the transfer agent of the Common Stock and deliver to or upon the order of such registered Warrantholder a certificate or certificates, in each case with legends thereon as appropriate (as determined by the Company) and for the number of full shares of Common Stock to which such Warrantholder is entitled, registered in such name or names as may be directed by such Warrantholder, in each case together with cash, as provided in Section 3.07 hereof, in respect of any fractional shares, and, if the number of Warrants represented by a Warrant Certificate shall not have been exercised in full, a new Warrant Certificate, countersigned by the Warrant Agent (or successor warrant agent), for the balance of the number of whole Warrants represented by the surrendered Warrant Certificate; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer in connection with the issue of any Warrant Certificate in a name other than that of the registered holder of the Warrant Certificate surrendered upon the exercise of a Warrant.

(b)  If the Company shall elect to settle the Warrants in shares of Common Stock, each Person in whose name any such certificate for shares of

Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the last Trading Day in the period used to determine the Average Price of the Common Stock, in the case of Warrants exercised in connection with a Fundamental Change, or on the last Trading Day of the Settlement Period, in the case of Warrants exercised on the Expiration Date, except that, if either such date is a date when the stock transfer books of the Company are closed, such Person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

(c)  Promptly after the Warrant Agent shall have taken the action required in above or at such later time as may be mutually agreeable to the Company and the Warrant Agent, the Warrant Agent shall account to the Company with respect to any Warrants exercised. The Company shall reimburse the Warrant Agent for any amounts paid by the Warrant Agent in respect of a fractional share upon such exercise in accordance with Section 3.07 hereof.

Section 3.07. No Fractional Shares to Be Issued. Notwithstanding anything to the contrary contained in this Warrant Agreement, the Company shall not be required to issue any fraction of a share of Common Stock or to distribute stock certificates that evidence fractional shares of Common Stock or to issue a Warrant Certificate representing a fractional Warrant upon exercise of any Warrants. If more than one Warrant Certificate shall be surrendered for exercise at one time by the same holder, the number of full shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Warrants so surrendered. If any fraction of a share of Common Stock would, except for the provisions of this Section 3.07, be issuable on the exercise of any Warrant or Warrants, the Company shall pay the cash amount contemplated in Section 3.02. The Warrantholders, by their acceptance of the Warrant Certificates, expressly waive their right to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock or Warrant Certificate representing a fractional Warrant upon exercise of any Warrant.

Section 3.08. Acquisition of Warrants by the Company; Cancellation of Warrants. The Company shall have the right, except as limited by law, to purchase or otherwise to acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate and shall have agreed with the holder of such Warrants. The Warrant Agent shall cancel any Warrant Certificate delivered to it for exercise, in whole or in part, or delivered to it for transfer, exchange, substitution or cancellation and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Warrant Agreement. On request of the Company, the Warrant Agent shall destroy cancelled Warrant Certificates held by it and shall deliver its certificates of destruction to the Company. If the Company shall acquire any of Warrants, such acquisition shall not operate as a repurchase or termination of the right represented by such Warrants unless and until the Warrant Certificates evidencing such Warrants are surrendered to the Warrant Agent for cancellation.

Section 3.09. Direction of Warrant Agent. The Company shall be responsible for performing all calculations required in connection with the exercise and settlement of the Warrants and the delivery of cash and/or Common Stock as described in the Article 3. In connection therewith, the Company shall provide prompt written notice to the Warrant Agent of any amounts necessary for the exercise and settlement of the Warrants, including without limitation, the Net Cash Amount, the Net Share Amount and any Early Settlement Amount. Any cash or Common Stock to be delivered to the Warrantholders hereunder shall be delivered to the Warrant Agent no later than the Business Day immediately preceding the date such items are required to be delivered to the Warrantholders. The Warrant Agent shall have no liability for any failure or delay in performing its duties hereunder caused by any failure or delay of the Company in providing such calculations or items to the Warrant Agent. The Warrant Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or Units of Reference Property which may at any time be issued or delivered upon the exercise of any Warrant, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or Units of Reference Property, or to comply with any of the covenants of the Company contained in this Article 3.

ARTICLE 4

ADJUSTMENTS

Section 4.01. Adjustment of Exercise Price. The Exercise Price and Cap Price for any Warrants shall be subject to adjustment (without duplication) upon the following events:

(a)  the issuance of Common Stock as a dividend or distribution on shares of Common Stock, or subdivisions and combinations of Common Stock, in which event the Exercise Price and Cap Price will be adjusted based on the following formula:

where:

P1

=    the Exercise Price or Cap Price, as applicable, in effect in effect immediately after the close of business on the Ex-Dividend Date, or the effective date of such share subdivision or share combination, as the case may be;

P0	= the Exercise Price or Cap Price, as applicable, in effect immediately prior to the Ex-Dividend Date, or the effective date of such share subdivision or share combination, as the case may be;
OS0	= the number of shares of Common Stock outstanding immediately prior to the Ex-Dividend Date, or the effective date of such share subdivision or share combination, as the case may be; and
OS1	= the number of shares of Common Stock that would be outstanding immediately after such event.

(b)   the issuance to all holders of Common Stock of certain rights or warrants to purchase Common Stock for a period expiring 60 days or less from the date of issuance of such rights or warrants at less than the Current Market Price of Common Stock as of the announcement date for the issuance of such rights or warrants, in which event the Exercise Price and, in the case of the Capped Warrants, the Cap Price, will be adjusted based on the following formula (provided that the Exercise Price and Cap Price will be readjusted to the extent that such rights or warrants are not exercised prior to their expiration):

where:

P1	= the Exercise Price or Cap Price, as applicable, in effect immediately after the close of business on the Ex-Dividend Date;
P0	= the Exercise Price or Cap Price, as applicable, in effect immediately prior to the Ex-Dividend Date;
OS0	= the number of shares of Common Stock outstanding immediately prior to the Ex-Dividend Date;
Y

=     the number of shares of Common Stock equal to the aggregate price payable to exercise such rights divided by the average of the Closing Sale Prices of Common Stock for the 10 consecutive Trading Days prior to the Business Day immediately preceding the announcement of the issuance of such rights or warrants; and

X	= the total number of shares of Common Stock issuable pursuant to such rights or warrants;

provided, however, that if such rights or warrants are exercisable only upon the occurrence of certain Triggering Events, then the Exercise Price and Cap Price will not be adjusted until such Triggering Events occur.

(c)   the dividend or other distribution to all holders of Common Stock of shares of the Company’s capital stock (other than Common Stock) or evidence of the Company indebtedness, the Company assets or property (excluding (A) any dividend, distribution or issuance covered by clause (a) or (b) above and (B) any dividend or distribution paid exclusively in cash), in which event the Exercise Price and Cap Price will be adjusted based on the following formula:

where:

FMV=

fair market value (as determined by the Board of Directors) of the shares of capital stock, evidences of indebtedness, assets or property distributed with respect to each outstanding share of Common Stock on the Ex-Dividend Date for such distribution;

P1	= the Exercise Price or Cap Price, as applicable, in effect immediately after the close of business on the Ex-Dividend Date;
P0	= the Exercise Price or Cap Price, as applicable, in effect immediately prior to the Ex-Dividend Date; and
SP0	=	the Current Market Price of Common Stock

With respect to an adjustment pursuant to this clause (c) where there has been a payment of a dividend or other distribution on Common Stock of shares of capital stock of, or similar equity interests in, a Subsidiary or other business unit of the Company, the Exercise Price and Cap Price instead will be adjusted based on the following formula:

where:

P1	= the Exercise Price or Cap Price, as applicable, in effect immediately after the close of business on the Ex-Dividend Date;
P0	= the Exercise Price or Cap Price, as applicable, in effect immediately prior to the Ex-Dividend Date;

MP0	= the average of the Closing Sale Prices of Common Stock over the 10 consecutive Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date; and
FMV =

the average of the Closing Sale Price of the capital stock or similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock over the 10 consecutive Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date.

(d)   dividends or other distributions consisting exclusively of cash to all holders of Common Stock, in which event the Exercise Price and Cap Price will be adjusted based on the following formula:

where:

P1	= the Exercise Price or Cap Price, as applicable, in effect immediately after the close of business on the Ex-Dividend Date;
P0	= the Exercise Price or Cap Price, as applicable, in effect immediately prior to the Ex-Dividend Date;
SP0	=	the Current Market Price of Common Stock; and
C	= the amount of cash per share the Company pays in such distribution or dividend to holders of Common Stock.

(e)   The Company or one or more of its subsidiaries makes purchases of Common Stock pursuant to a tender offer or exchange offer by the Company or one of its subsidiaries for Common Stock to the extent that the cash and value of any other consideration paid per share of Common Stock exceeds the Closing Sale Price per share of Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “Offer Expiration Date”), in which event the Exercise Price and Cap Price will be adjusted based on the following formula:

where:

P1	= the Exercise Price or Cap Price, as applicable, in effect immediately on the Trading Day next succeeding the Offer Expiration Date;
P0	= the Exercise Price or Cap Price, as applicable, in effect on the Offer Expiration Date;
FMV =

the fair market value (as determined by the Board of Directors) of the aggregate value of all cash and any other consideration paid or payable for shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Date (the “Purchased Shares”);

OS1	= the number of shares of Common Stock outstanding immediately after the Offer Expiration Date less any Purchased Shares;
SP1	= the Closing Sale Price of Common Stock on the Trading Day next succeeding the Offer Expiration Date; and
OS0	= the number of shares of Common Stock outstanding immediately after the Offer Expiration Date, including any Purchased Shares.

(f)   Upon each adjustment of the Exercise Price and Cap Price, as described above, the Warrant Multiplier for each of the Capped Warrants and Uncapped Warrants in effect immediately following effectiveness of such adjustment will be the Warrant Multiplier in effect immediately prior to such adjustment multiplied by a fraction, (i) the numerator of which is the Exercise Price in effect immediately prior to such adjustment and (ii) the denominator of which is the Exercise Price in effect immediately following such adjustment.

(g)  To the extent that the Company has a rights plan in effect upon exercise of Warrants for Common Stock, each Warrantholder will receive, in addition to Common Stock (to the extent settled in Common Stock), the rights under the rights plan, unless prior to any exercise, the rights have separated from Common Stock, in which case the Exercise Price and Cap Price will be adjusted at the time of separation as if the Company distributed, to all holders of Common Stock, shares of the Company’s capital stock, evidences of indebtedness or assets as described above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

(h)  Except as stated above, the Exercise Price, Cap Price and Warrant Multiplier will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing.

(i)   The Company may from time to time, to the extent permitted by law and subject to applicable rules of The New York Stock Exchange, decrease the Exercise Price (but not the Cap Price), increase the Cap Price (but not the Exercise Price) and/or increase the Warrant Multiplier of the Warrants by any amount. In that case Warrantholders will be given at least 15 days notice of such increase or decrease. The Company may make such decreases to the Exercise Price (but not the Cap Price), in addition to those set forth above, as the Board of Directors deems advisable to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

(j)    None of the Exercise Price, Cap Price or Warrant Multiplier will be adjusted:

(i)    upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(ii)  upon the issuance of any shares of Common Stock or options or rights or rights to purchase such Common Stock pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its subsidiaries;

(iii) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the Closing Date;

(iv) for a change in par value or no par value of Common Stock; or

(v) for accumulated and unpaid dividends.

(k)   If the Company takes a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or other distribution, and thereafter (and before the dividend or distribution has been paid or delivered to stockholders) legally abandons its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Exercise Price, Cap Price or Warrant Multiplier then in effect shall be required by reason of the taking of such record.

(l)    Whenever the Exercise Price, the Cap Price or the Warrant Multiplier is adjusted, the Company shall (i) compute the Exercise Price, the Cap Price or the Warrant Multiplier in accordance with this Section 4.01 and prepare and transmit to the Warrant Agent an Officer’s Certificate setting forth the

Exercise Price, the Cap Price or the Warrant Multiplier, the method of calculation of the Exercise Price, the Cap Price or the Warrant Multiplier in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based and (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Exercise Price, the Cap Price or the Warrant Multiplier (or if the Company is not aware of this occurrence, as soon as practicable after becoming so aware), the Company or, at the request and expense of the Company, the Warrant Agent shall provide a written notice to the holders of the occurrence of such event and a statement setting forth in reasonable detail the method by which the adjustment to the Exercise Price, the Cap Price or the Warrant Multiplier was determined and setting forth the adjusted Exercise Price, the Cap Price or the Warrant Multiplier.

Section 4.02. Adjustment of Warrant Multiplier. Upon each adjustment of the Exercise Price pursuant to Section 4.01 above, the Warrant Multiplier in effect prior to the effectiveness of such adjustment shall be adjusted to the number of shares of Common Stock, calculated to the nearest one-hundredth of a share, obtained by (i) multiplying the Warrant Multiplier in effect immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment, and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

Section 4.03. Recapitalizations, Reclassifications and Changes of Common Stock. (a) In the case of any recapitalization, reclassification or change of Common Stock (other than changes resulting from a subdivision or combination), a consolidation, merger or combination involving the Company, a sale, lease or other transfer to a third party of the consolidated assets of the Company and the Company’s subsidiaries substantially as an entirety, or any statutory share exchange, in each case as a result of which Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (the “Reference Property”), then, following the effective time of the transaction, (i) the Relevant Price used to determine the Net Cash Amount payable upon exercise of the Warrants on the Expiration Date will be based on the value, determined as set forth below, of the kind and amount of shares or stock, other securities or other property or assets (including cash or any combination thereof) that a holder of one share of Common Stock would have owned or been entitled to receive (such kind and amount of Reference Property per Share of Common Stock, a “Unit of Reference Property”) upon such transaction and (ii) the Daily Net Share Amount used to determine the Net Share Amount payable if the Company elects to settle Warrants exercised on the Expiration Date in shares shall be, in respect of each Warrant and each Trading Day during the Settlement Period a number of Units of Reference Property (which will in no event be less than zero) equal to the Daily Net Cash Amount (calculated as described above) for such Trading Day divided by the Unit Value for such Trading Day. The Company shall pay cash for any fraction of a

Unit of Reference Property (calculated on an aggregate basis) valued at the Unit Value at the last day of the Settlement Period.

(b)   For the purpose of determining the Relevant Price, the value of a Unit of Reference Property (the “Unit Value”) shall be determined as follows: (i) Any shares of common stock of the successor or purchasing corporation or any other corporation that are traded on a national or regional stock exchange or in the Nasdaq National Market included in such Unit of Reference Property shall be valued as if such shares were “Common Stock” using procedures set forth in the definition of “VWAP” in Section 1.01, provided that the Bloomberg page (or successor page) referred to in such definition shall be to the page for such other corporation; and

(ii)   Any other property (other than cash) included in such Unit of Reference Property shall be valued in good faith by the Board of Directors or by a New York Stock Exchange member firm selected by the Board of Directors.

(c)   In the event holders of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the Company will make adequate provision whereby the holders of the Warrants shall have a reasonable opportunity to determine the form of consideration into which all of the Warrants, treated as a single class, shall be exercisable from and after the Effective Date of such transaction, subject to the Company’s option to cash settle exercised Warrants. The determination: (i) will be made for all Warrantholders by holders representing a plurality of the Warrants participating in such determination, (ii) will be subject to any limitations to which all of the holders of Common Stock are subject, including, but not limited to, pro rata reductions applicable to any portion of the consideration payable in such transaction, and (iii) will be conducted in such a manner as to be completed by the date which is the earlier of: (a) the deadline for elections to be made by holders of Common Stock, and (b) two Trading Days prior to the anticipated effective date of such transaction. This provision does not limit the rights of holders or the Company’s rights in the event of a Fundamental Change, including the holders’ right to receive the Early Settlement Amount in connection with the exercise of their Warrants

Section 4.04. Consolidation, Merger and Sale of Assets. (a) The Company may, without the consent of the Warrantholders, consolidate with, merge into or sell, lease or otherwise transfer in one transaction or a series of related transactions the consolidated assets of the Company and its subsidiaries substantially as an entirety to any corporation, limited liability company, partnership or trust organized under the laws of the United States or any of its political subdivisions provided that:

(i)    the successor assumes all the Company’s obligations under this Warrant Agreement and the Warrants;

(ii)  if as a result of such transaction Warrants become exercisable for common stock or other securities issued by a third party, such third party fully and unconditionally guarantees all obligations of the issuer of Warrants or such successor under the Warrants and this Warrant Agreement; and

(iii) an Officer’s Certificate and an Opinion of Counsel, each stating that the consolidation, merger or transfer complies with the provisions of this Warrant Agreement, have been delivered to the Warrant Agent.

(b)   In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Warrants Issuer with the same effect as if it had been named herein as the Warrants Issuer. Such successor corporation thereupon may cause to be signed, and may issue any or all of the Warrants issuable pursuant to this Agreement which theretofore shall not have been signed by the Warrants Issuer; and, upon the order of such successor corporation, instead of the Warrants Issuer, and subject to all the terms, conditions and limitations in this Warrant Agreement prescribed, the Warrant Agent shall authenticate and deliver, as applicable, any Warrants that previously shall have been signed and delivered by the officers of the Warrants Issuer to the Warrant Agent for authentication, and any Warrants which such successor corporation thereafter shall cause to be signed and delivered to the Warrant Agent for such purpose.

Section 4.05. Covenant to Reserve Shares for Issuance on Exercise. (a) The Board of Directors has authorized and will reserve for issuance such number of shares of Common Stock as the Board of Directors believes will be issuable upon the exercise of all outstanding Warrants for shares of Common Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall be duly and validly issued, fully paid and non-assessable. If, at the time any Warrants are exercised, the Company does not have reserved for issuance the full number of shares of Common Stock issuable upon settlement of such Warrants, the Company shall settle such Warrants in cash, notwithstanding any notice by the Company to the contrary.

(b)  The Company agrees to authorize and direct its current and future transfer agents for the Common Stock and for any shares of the Company’s Common Stock issuable upon the exercise of any of Warrants at all times to reserve for issuance the number of shares of Common Stock specified in Section 4.05(a). The Warrant Agent is hereby authorized to requisition from time to time from any such transfer agent’s stock certificates (or beneficial interests thereof) required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Warrant Agreement, and the Company agrees to authorize and direct such transfer agents to comply with all such requests of the Warrant Agent and to otherwise comply with the Warrant Agent in connection with the delivery of Common Stock. In connection with any such requisition, the Warrant Agent shall provide such transfer agent with a requisition order in the form of Exhibit C (or as separately agreed between the Warrant Agent and the transfer agent). The Company will supply such transfer agents with duly executed stock certificates for such purposes and will provide or otherwise make available any cash or scrip which may be payable as provided in this Article 4. Promptly after the date of expiration of Warrants, the Warrant Agent shall certify to the Company the aggregate number of Warrants then outstanding, and thereafter no shares shall be required to be reserved in respect of such Warrants.

(c)   If permitted or required by the rules of any national securities exchange or over the counter market or other domestic market on which the Common Stock is listed at any time, if any, the Company shall cause to have listed or quoted all shares of Common Stock issued upon exercise of the Capped or Uncapped Warrants on any such exchange or market.

Section 4.06. Payment of Taxes on Stock Certificates Issued upon Exercise. The initial issuance of Common Stock upon the exercise of Warrants shall be made without charge to the exercising Warrantholders for any tax in respect of the issuance of such stock certificates, and such stock certificates shall be issued in the respective names of, or in such names as may be directed by, the exercising Warrantholders; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such stock certificate, any Warrant Certificates or other securities in a name other than that of the registered holder of the Warrant Certificate surrendered upon exercise of the Warrant, and the Company shall not be required to issue or deliver such certificates or other securities unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 4.07. Warrant Agent Not Responsible for Adjustments or Validity of Stock. The Warrant Agent shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist that may require an adjustment of the Exercise Price or Warrant Entitlement, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental agreement provided to be employed, in making the same. The Company shall be responsible for performing all calculations required under this Article 4 in connection with the (i) adjustment of the Exercise Price, the Cap Price and the Warrant Entitlement and

(ii) the identification of any Reference Property and the determination of the related Unit Values thereof. The Warrant Agent shall have no liability for any failure or delay in performing its duties hereunder caused by any failure or delay of the Company in providing such calculations to the Warrant Agent. The Warrant Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to Article 4, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or scrip upon the surrender of any Warrant for the purpose of exercise or upon any adjustment pursuant to Article 4, or to comply with any of the covenants of the Company contained in this Article 4.

Section 4.08. Statements on Warrants. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article 4, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock as are stated in the Warrant Certificates initially issued pursuant to this Warrant Agreement. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of Warrant Certificate that it may deem appropriate and that does not materially adversely affect the interest of the Warrantholders; and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

ARTICLE 5

OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDERS

Section 5.01. No Rights as Stockholders. Holders of Warrants shall not be entitled, by virtue of being such holders, to vote, to consent, to receive dividends, to receive notice as stockholders with respect to any meeting of stockholders for the election of the Company’s directors or any other matter, or to exercise any rights whatsoever as the Company’s stockholders unless, until and only to the extent such holders become holders of record of shares of Common Stock issued upon settlement of the Warrants.

Section 5.02. Mutilated or Missing Warrant Certificates. (a) If any Warrant at any time is mutilated, defaced, lost, destroyed or stolen, then on the terms set forth in this Warrant Agreement, such Warrant may be replaced at the cost of the applicant (including legal fees of the Company) at the office of the Warrant Registrar. The applicant for a new Warrant shall, in the case of any mutilated or defaced Warrant, surrender such Warrant to the Warrant Registrar and, in the case of any lost, destroyed or stolen Warrant, furnish evidence satisfactory to the Company of such loss, destruction or theft, and, in each case, furnish evidence satisfactory to the Company of the ownership and authenticity of the Warrant together with such indemnity as the Company may require. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone. An applicant for such a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe. All Warrant Certificates shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the substitution for lost, stolen, mutilated or destroyed Warrant Certificates, and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the substitution for and replacement of negotiable instruments or other securities without their surrender.

(b)   Initially, the Warrant Agent will act as the Warrant Registrar and Warrants may be presented for registration of transfer and exchange at the offices of the Warrant Registrar with a written instruction of transfer in form satisfactory to the Warrant Registrar, duly executed by such Warrantholder or by such Warrantholder’s attorney, duly authorized in writing. Such Warrantholder will also provide a written certificate (substantially in the form of Exhibit B hereto) to the effect that such transfer will comply with the appropriate transfer restrictions applicable to such Warrants. The registered holder of a Warrant will be treated as its owner for all purposes. The Warrant Agent shall be entitled to conclusively rely upon any such certification in connection with the transfer of a Warrant hereunder and shall have no responsibility to monitor or verify whether any such transfer complies with the requirements hereunder or otherwise complies with Securities Act.

Section 5.03. Modification, Waiver and Meetings. (a) This Warrant Agreement may be modified or amended by the Company and the Warrant Agent, without the consent of the holder of any Warrant, for the purposes of, among other things:

(i)    adding covenants for the benefit of the Warrantholders;

(ii)   adding a guarantor or other security for the benefit of the Warrantholders;

(iii)  adding additional dates on which Warrantholders may exercise Warrants;

(iv)  surrendering any right or power conferred upon the Company;

(v)   providing for the settlement upon exercise of Warrants if any reclassification or change of Common Stock or any consolidation, merger or sale of the consolidated assets of the Company and its subsidiaries substantially as an entirety occurs;

(vi)  providing for the assumption of the Company’s obligations in the case of a merger, consolidation, conveyance, sale, transfer or lease;

(vii) decreasing the Exercise Price, increasing the Warrant Multiplier or, if applicable, increasing the Cap Price in the manner described in this Warrant Agreement;

(viii) curing any ambiguity or correcting or supplementing any defective provision contained in this Warrant Agreement; provided that such modification or amendment does not, in the good faith opinion of the Board of Directors, adversely affect the interests of the Warrantholders in any material respect;

(ix)  conform any provision contained herein with the “Description of the Warrants” as set forth in the Offering Memorandum dated June 6, 2006; and

(x)   adding or modifying any other provisions which the Company may deem necessary or desirable and which will not adversely affect the interests of the Warrantholders.

(b)   Modifications and amendments to this Warrant Agreement or to the terms and conditions of Warrants may also be made by the Company and the Warrant Agent, and noncompliance with any provision of the Warrant Agreement or Warrants may be waived, either:

(i)    with the written consent of the holders of at least a majority of Warrants at the time outstanding; or

(ii)   by the adoption of a resolution at a meeting of Warrantholders at which a quorum is present by at least a majority of Warrants represented at such meeting.

(c)   However, no such modification, amendment or waiver may, without the written consent or the affirmative vote of each Warrantholder affected:

(i)   change the Expiration Date;

(ii)  increase the Exercise Price, decrease the Warrant Multiplier or, if applicable, decrease the Cap Price;

(iii) impair the right to institute suit for the enforcement of any payment or delivery with respect to the settlement of any Warrant;

(iv) except as otherwise permitted or contemplated by provisions of this Warrant Agreement concerning specified reclassifications or corporate reorganizations, impair or adversely affect the exercise rights of Warrantholders, including any change to the calculation or payment of the Net Share Amount or Net Cash Amount, as applicable;

(v)   reduce the percentage of Warrants outstanding necessary to modify or amend this Warrant Agreement or to waive any past default; or

(vi) reduce the percentage in Warrants outstanding required for any other waiver under this Warrant Agreement.

(d)  The quorum at any meeting called to adopt a resolution will be Persons holding or representing a majority of the Warrants at the time outstanding.

Section 5.04. Reports. If, at any time prior to the Resale Restriction Termination Date, the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will furnish, or cause to be furnished, promptly upon the request of any Warrantholder, information specified in Rule 144A(d)(4)(i) and (ii) under the Securities Act, to such Warrantholder, or to a prospective transferee of a Warrant or interest in such Warrant designated by such Warrantholder, as the case may be, in connection with the resale pursuant to Rule 144A of such Warrant or such interests by such Warrantholder.

ARTICLE 6

CONCERNING THE WARRANT AGENT AND OTHER MATTERS

Section 6.01. Payment of Certain Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the initial issuance or delivery of shares of Common Stock upon the exercise of Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of Warrants or such shares.

Section 6.02. Change of Warrant Agent. (a) The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving 60 days’ notice in writing to the Company, except that such shorter notice may be given as the Company shall, in writing, accept as sufficient. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor warrant agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of 60 days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated warrant agent or by any holder of Warrants (who shall, with such notice, submit his Warrant Certificate for inspect by the Company), then the holder of any Warrants may apply to any court of competent jurisdiction for the appointment of a successor warrant agent.

(b)  The Warrant Agent may be removed by the Company at any time upon 30 days’ written notice to the Warrant Agent; provided, however, that the Company shall not remove the Warrant Agent until a successor warrant agent meeting the qualifications hereof shall have been appointed.

(c)   Any successor warrant agent, whether appointed by the Company or by such a court, shall be a corporation or banking association organized, in good standing and doing business under the laws of the United States of America or any state thereof or the District of Columbia, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or state authority and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such successor Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent report of its condition published prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a Federal or state supervising or examining authority. After appointment, any successor warrant agent shall be vested with all the authority, powers, rights, immunities, duties and obligations of its predecessor warrant agent with like effect as if originally named as warrant agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor warrant agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor warrant agent all the authority, powers and rights of such predecessor warrant agent hereunder; and upon request of any successor warrant agent, the Company shall make, execute, acknowledge and deliver any and all instruments in writing to more fully and effectually vest in and conform to such successor warrant agent all such authority, powers, rights, immunities, duties and obligations. Upon assumption by a successor warrant agent of the duties and responsibilities hereunder, the predecessor warrant agent shall deliver and transfer, at the expense of the Company, to the successor warrant agent any property at the time held by it hereunder. As soon as practicable after such appointment, the Company shall give notice thereof to the predecessor warrant agent, the registered holders to Warrants and each transfer agent for the shares of its Common Stock. Failure to give such notice, or any defect therein, shall not affect the validity of the appointment of the successor warrant agent.

(d)  Any entity into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, shall be the successor Warrant Agent under this Warrant Agreement without any further act. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Warrant Agreement, any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrant Certificates so countersigned, and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases Warrant Certificates shall have the full force provided in the in the Warrant Certificates and in this Warrant Agreement.

(e)   In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Warrant Agreement.

Section 6.03. Compensation; Further Assurances. The Company agrees (i) that it will pay the Warrant Agent reasonable compensation for its services as Warrant Agent hereunder and, except as otherwise expressly provided, will pay or reimburse the Warrant Agent upon demand for all reasonable expenses, disbursements and advances incurred or made by the Warrant Agent in accordance with any of the provisions of this Warrant Agreement (including the reasonable compensation, expenses and disbursements of its agents and counsel) except any such expense, disbursement or advance as may arise from its or any of their negligence or bad faith; and (ii) that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Warrant Agreement.

Section 6.04. Reliance on Counsel. The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the written opinion of such counsel or any advice of legal counsel subsequently confirmed by a written opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such written opinion or advice.

Section 6.05. Proof of Actions Taken. Whenever in the performance of its duties under this Warrant Agreement the Warrant Agent shall deem it necessary or desirable that any matter be proved or established by the Company prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Warrant Agent, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Warrant Agent; and such Officer’s Certificate shall, in the absence of bad faith on the part of the Warrant Agent be full warrant to the Warrant Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Warrant Agreement in reliance upon such certificate; but in its discretion the Warrant Agent may in lieu thereof accept other evidence of such fact or matter or may require such further or additional evidence as to it may seem reasonable.

Section 6.06. Correctness of Statements. The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Warrant Agreement or in the Warrant Certificates (except its countersignature thereof) or be required to verify the same, and all such statements and recitals are and shall be deemed to have been made by the Company only.

Section 6.07. Validity of Agreement. The Warrant Agent shall not be under any responsibility in respect of the validity of this Warrant Agreement or the execution and delivery hereof or in respect of the validity or execution of any Warrant Certificates (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Warrant Agreement or in any Warrant Certificate; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Warrant Agreement or any Warrants or as to whether any shares of Common Stock will, when issued, be validly issued and fully paid and nonassessable.

Section 6.08. Use of Agents. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents and the Warrant Agent shall not be responsible for the misconduct or negligence of any agent or attorney, provided due care had been exercised in the appointment and continued employment thereof.

Section 6.09. Liability of Warrant Agent. The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of Warrants for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties. The Company agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted in good faith by the Warrant Agent in the execution of this Warrant Agreement or otherwise arising in connection with this Warrant Agreement, except as a result of the Warrant Agent’s negligence or willful misconduct or bad faith.

Section 6.10. Legal Proceedings. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Warrantholders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity.

Section 6.11. Other Transactions in Securities of the Company. The Warrant Agent in its individual or any other capacity may become the owner of Warrants or other securities of the Company, or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Warrant Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

Section 6.12. Actions as Agent. The Warrant Agent shall act hereunder solely as agent and not in a ministerial or fiduciary capacity, and its duties shall be determined solely by the provisions hereof. The duties and obligations of the Warrant Agent shall be determined solely by the express provisions of the Warrant Agreement, and the Warrant Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in the Warrant Agreement. No implied covenants or obligations shall be read into the Warrant Agreement against the Warrant Agent. No provision of the Warrant Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in good faith in connection with this Warrant Agreement except for its own negligence or willful misconduct or bad faith.

Section 6.13. Appointment and Acceptance of Agency. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Warrant Agreement, and the Warrant Agent hereby accepts the agency established by this Warrant Agreement and agrees to perform the same upon the terms and conditions herein set forth.

Section 6.14. Successors and Assigns. All the covenants and provisions of this Warrant Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 6.15. Notices. Any notice or demand authorized by this Warrant Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given or made if sent by mail first-class, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

The Interpublic Group of Companies, Inc.

1114 Avenue of the Americas

New York, New York 10036

Any notice or demand authorized by this Warrant Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given or made if sent by mail first-class, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

LaSalle Bank National Association

181 West Madison Street, 32nd Floor

Chicago, Illinois 60602
Attention: CDO Trust Services Group – ELF Special Financing Ltd.

Any notice of demand authorized by this Warrant Agreement to be given or made to the holder of any Warrants shall be sufficiently given or made if sent by first-class mail, postage prepaid to the last address of such holder as it shall appear on the Warrant Register.

Section 6.16. Applicable Law. The validity, interpretation and performance of this Warrant Agreement and of the Warrant Certificates shall be governed by the law of the State of New York without giving effect to the principles of conflicts of laws thereof.

Section 6.17. Benefits of This Warrant Agreement. Nothing in this Warrant Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any Person or corporation other than the parties hereto and the Warrantholders any right, remedy or claim under or by reason of this Warrant Agreement or of any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Warrant Agreement contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the Warrantholders.

Section 6.18. Registered Warrantholders. Prior to due presentment for registration of transfer, the Company and the Warrant Agent may deem and treat the Person in whose name any Warrants are registered in the Warrant Register as the absolute owner thereof for all purposes whatever (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary or be bound to recognize any equitable or other claim to or interest in any Warrants on the part of any other Person and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer or with such knowledge of such facts that its participation therein amounts to bad faith. The terms “Warrantholder” and holder of any “Warrants” and all other similar terms used herein shall mean such Person in whose name Warrants are registered in the Warrant Register.

Section 6.19. Inspection of Agreement. A copy of this Warrant Agreement shall be available at all reasonable times for inspection by any registered Warrantholder at the principal office of the Warrant Agent (or successor warrant agent). The Warrant Agent may require any such holder to submit his Warrant Certificate for inspection by it before allowing such holder to inspect a copy of this Warrant Agreement.

Section 6.20. Headings. The Article and Section headings herein are for convenience only and are not a part of this Warrant Agreement and shall not affect the interpretation thereof.

Section 6.21. Counterparts. The Agreement may be executed in any number of counterparts on separate counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties hereto as of the day and year first above written.

The Interpublic Group of Companies, Inc.
By:	/s/ Nicholas J. Camera
Name: Nicholas J. Camera
Title: Senior Vice President, General Counsel and Secretary

LaSalle Bank National Association, as Warrant Agent
By:	/s/ Theresa Lynch
Name: Theresa Lynch
Title: First Vice President

EXHIBIT A

FORM OF [GLOBAL/CERTIFICATED] WARRANT FOR [CAPPED/UNCAPPED] WARRANTS

[FACE]

No. _____
CUSIP No. __________

[“UNLESS THIS GLOBAL WARRANT FOR [CAPPED/UNCAPPED] WARRANTS IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”),* TO THE INTERPUBLIC GROUP OF COMPANIES, INC. (THE “COMPANY”), THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO.* OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC* (AND ANY PAYMENT IS MADE TO CEDE & CO.* OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC*), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO.,* HAS AN INTEREST HEREIN.

TRANSFER OF THIS GLOBAL WARRANT FOR [CAPPED/UNCAPPED] WARRANTS SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO THE COMPANY, DTC,* THEIR SUCCESSORS AND THEIR RESPECTIVE NOMINEES.”]**

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS

_________________________

* Add references to the Unit Agent where indicated if the Global Warrant is a Global Warrant Underlying Units.

** Bracketed language only appears on Global Warrants held in the name of DTC (or nominee thereof) or the Unit Agent.

SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (“QIB”). UNTIL THE RESALE RESTRICTION TERMINATION DATE, AS DEFINED IN THE WARRANT AGREEMENT REFERRED TO HEREIN, THE HOLDER OF THIS SECURITY AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE ISSUER OF THIS SECURITY, (B) TO A PERSON IT REASONABLY BELIEVES IS A QIB THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT OR (C) UNLESS THIS SECURITY IS A GLOBAL WARRANT UNDERLYING UNITS, AS DEFINED IN THE WARRANT AGREEMENT, IN ACCORDANCE WITH ANY OTHER EXEMPTION FROM REGISTRATION AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY UNDERSTANDS THAT THE ISSUER OF THIS SECURITY MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS SECURITIES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER OF THIS SECURITY, THE WARRANT AGENT OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES IN GOOD FAITH OR IS NOTIFIED THAT THE HOLDER OF THIS SECURITY OR A BENEFICIAL INTEREST HEREIN WAS IN BREACH OF ANY OF THE REPRESENTATIONS SET FORTH IN THIS SECURITY, THE ISSUER OR THE WARRANT AGENT MAY DECLARE THE ACQUISITION OF THIS SECURITY OR SUCH INTEREST IN THIS SECURITY VOID. IN THE EVENT OF A BREACH, AT THE TIME GIVEN, AND, IN THE EVENT OF SUCH A DETERMINATION OR NOTICE OF BREACH, AT THE TIME GIVEN OR AT ANY SUBSEQUENT TIME, THE ISSUER OR THE WARRANT AGENT MAY REQUIRE THAT THIS SECURITY OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY IT.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

[Designation of [Capped/Uncapped] Warrants]

NUMBER OF [CAPPED/UNCAPPED] WARRANTS EVIDENCED BY THIS CERTIFICATE: [UP TO _____].

WARRANT ENTITLEMENT: Initially one share of Common Stock for each Warrant.

WARRANT MULTIPLIER: For the [Capped/Uncapped] Warrants initially one (1).

[CAPPED/UNCAPPED EXERCISE] PRICE PER [CAPPED/UNCAPPED] WARRANT: Initially [$].

[CAP PRICE PER CAPPED WARRANT]: Initially [$].

FORM OF PAYMENT OF EXERCISE PRICE: Not Applicable. Warrants are net exercisable only.

FORM OF SETTLEMENT: Each Warrant shall entitle the Warrantholder, without any payment therefor, to receive for each Warrant either (a) cash in an amount equal to the Net Cash Amount, (b) a number of shares of Common Stock equal to the Net Share Amount plus cash in lieu of any fractional shares, or (c) a combination thereof, in each case at the sole discretion of The Interpublic Group of Companies, Inc. (the “Company”), as described in the Warrant Agreement.

DATES OF EXERCISE: Warrants may only be exercised on the Expiration Date, or earlier in the event of a Fundamental Change.

EXPIRATION DATE: June 15, 2009.

EARLY EXERCISE UPON FUNDAMENTAL CHANGE: If a Fundamental Change occurs prior to the Expiration Date, each Warrantholder will have the right to exercise its Warrants at any time on or after the Effective Date of such Fundamental Change until the 30th Trading Day after such date. Any Warrants exercised in connection with a Fundamental Change shall be settled by delivery of an amount of cash, shares of Common Stock or any combination thereof, in each case at the Company’s election as set forth in the Warrant Agreement. The Early Settlement Amount deliverable by the Company to the Warrantholder shall be determined as specified in the Warrant Agreement. Early Exercise my be accomplished by (i) in the case of Certificated Warrants, surrendering the Warrant Certificate evidencing such Warrants at the principal office of the Warrant Agent

(or successor warrant agent), with the Election to Exercise form set forth on the reverse hereof duly completed and executed, together with any applicable transfer taxes as set forth in the Warrant Agreement, or (ii) in the case of Warrants represented by a Global Certificate, complying with appropriate procedures established by the Depositary for the exercise of Warrants.

FUNDAMENTAL CHANGE: As specified in the Warrant Agreement.

ADJUSTMENTS: The Warrant Entitlement, Warrant Multiplier[,] [and] [Capped/Uncapped] Exercise Price [and Cap Price] shall be subject to adjustment as specified in the Warrant Agreement.

This Warrant Certificate for [Capped/Uncapped] Warrants [is a Global Warrant Underlying Units and] certifies that __________, or registered assigns, is the Warrantholder of the number of [Capped/Uncapped] Warrants (the “Warrants”) specified on Schedule A hereto, which shall not exceed _______. On the Expiration Date, all issued and outstanding Warrants shall be automatically exercised. In connection with such automatic exercise of Warrants, (A) the Company shall determine the Net Cash Amount, Net Share Amount or combination thereof applicable to each Warrant and (B) the Company shall, or shall cause the Warrant Agent to, deliver to the record owner of such Warrants as of 5:00 p.m. (New York City time) on the Expiration Date the relevant Net Cash Amount, Net Share Amount (plus the amount of cash for any fraction shares) or combination thereof, as applicable, no later than the third Business Day following the last day of the Settlement Period.

Warrants will not entitle the Warrantholder to any of the rights of the holders of shares of Common Stock.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

IN WITNESS WHEREOF, The Interpublic Group of Companies, Inc. has caused this instrument to be duly executed.

Dated:	__________________

THE INTERPUBLIC GROUP OF COMPANIES
By:
Name:
Title:

Attest
By: Secretary

Countersigned as of the date above

written:

LaSalle Bank National Association, as Warrant Agent
By: Authorized Officer

[FORM OF REVERSE OF [GLOBAL/CERTIFICATED] WARRANT FOR [CAPPED/UNCAPPED] WARRANTS]

THE INTERPUBLIC GROUP OF COMPANIES, INC.

The [Capped/Uncapped] Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of [Capped/Uncapped] Warrants issued by the Company pursuant to a Warrant Agreement, dated as of June 13, 2006 (the “Warrant Agreement”), between the Company and LaSalle Bank National Association (the “Warrant Agent”), and are subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions each Warrantholder consents by acceptance of this Warrant Certificate or a beneficial interest therein. Without limiting the foregoing, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement. A copy of the Warrant Agreement is on file at the Warrant Agent’s Office. The [Capped/Uncapped] Warrants constitute a separate series of Warrants under the Warrant Agreement.

The Warrant Agreement and the terms of the [Capped/Uncapped] Warrants are subject to amendment as provided in the Warrant Agreement.

This Warrant Certificate shall be governed by, and interpreted in accordance with, the laws of the State of New York.

[To be attached if Warrant is a Certificated Warrant]

Election to Exercise

LaSalle Bank National Association

181 West Madison Street, 32nd Floor

Chicago, Illinois 60602

Attention:	CDO Trust Services Group – ELF Special Financing Ltd.

The undersigned (the “Registered Holder”) hereby irrevocably exercises __________ [Capped/Uncapped] Warrants (the “Exercised Warrants”) in connection with a Fundamental Change and delivers to you herewith a Warrant Certificate or Certificates, registered in the Registered Holder’s name, representing a number of Warrants at least equal to the number of Exercised Warrants.

The Registered Holder hereby directs the Warrant Agent (a) to deliver the Early Settlement Amount as follows:

and (b) if the number of Exercised Warrants is less than the number of [Capped/Uncapped] Warrants represented by the enclosed Warrant Certificate, to deliver a Warrant Certificate representing the unexercised [Capped/Uncapped] Warrants to:

Dated:______________________	______________________________
(Registered Holder)

By:	______________________________
Authorized Signature
Address:
Telephone:

[To Be Attached if Warrant is a Global Warrant]

SCHEDULE A

SCHEDULE OF INCREASES OR DECREASES IN [CAPPED/UNCAPPED] WARRANTS

The initial number of [Capped/Uncapped] Warrants represented by this Global Warrant is __________. In accordance with the Warrant Agreement and the Unit Agreement dated as of June 13, 2006 among the Warrant Issuer, the Notes Issuer and LaSalle Bank National Association, as Unit Agent, as Warrant Agent, as Paying Agent and as Indenture Trustee under the Indenture referred to therein, the following increases or decreases in the number of [Capped/Uncapped] Warrants represented by this certificate have been made:

Date	Amount of increase in number of [Capped/Uncapped] Warrants evidenced by this Global Warrant	Amount of decrease in number of [Capped/Uncapped] Warrants evidenced by this Global Warrant	Number of [Capped/Uncapped] Warrants evidenced by this Global Warrant following such decrease or increase	Signature of authorized signatory

[To Be Attached if Warrant is a Global or Certificated Warrant]

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the [Capped/Uncapped] Warrant(s) represented by this Certificate to:

_________________________________

Name, Address and Zip Code of Assignee

and irrevocably appoints _________________________

Name of Agent

as its agent to transfer this [Capped/Uncapped] Warrant Certificate on the books of the Warrant Agent.

[Signature page follows]

Date:                __________

_____________________ Name of Transferee
By:
Name:
Title:

(Sign exactly as your name appears on the other side of this Certificate)

[Omit the following guarantee for transfers from ELF Special Financing Ltd. to LaSalle Bank National Association as Unit Agent]

[NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.]

EXHIBIT B

FORM OF CERTIFICATE OF COMPLIANCE WITH TRANSFER RESTRICTIONS

In connection with the sale, assignment and transfer of ____________ [Capped/Uncapped] Warrants by ______________________________ unto ___________________________________ (Please insert social security or other Taxpayer Identification Number of assignee) prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the undersigned confirms that such Warrants are being transferred:

[ ]	To The Interpublic Group of Companies, Inc. (the “Company”); or
[ ]	To a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended; or
[ ]	Pursuant to and in compliance with another available exemption from the registration requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Warrant Agent will refuse to register any of the Warrants evidenced by this certificate in the name of any person other than the registered holder thereof.

Date:	[__________]

[Insert name of transferee]
By:
Name:
Title:

B-1

EXHIBIT C

FORM OF COMMON STOCK REQUISITION ORDER

[Date]

Via Facsimile (201) 680-4616

Mr. Glen Chang

Mellon Investor Services LLC

480 Washington Boulevard

Jersey City NJ 07310

Re:	DWAC Issuance
Control No. _________

Ladies and Gentlemen:

You are hereby authorized to issue and deliver the shares of Common Stock as indicated below via DWAC. The shares are being issued to cover the exercise of Warrants under the Warrant Agreement, dated as of June 13, 2006, between Interpublic Group of Companies, Inc. and LaSalle Bank National Association, as Warrant Agent (the “Warrant Agreement”). Defined terms used but not defined herein have the meaning assigned to them in the Warrant Agreement.

Number of Shares:

Original Issue or

Transfer from Treasury Account

Broker Name:

Broker’s DTC Number:

Contact and Phone:

The Broker will initiate the DWAC transaction on (date).

C-1

                Sincerely,

LASALLE BANK NATIONAL ASSOCIATION,

as Warrant Agent

By: _____________________________

Name:

Title:

cc:	Deborah Bass via facsimile (201-680-4606)
Broker

C-2